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                         Dated 11th September, 1996
                    ----------------------------------

                          BTR CHINA HOLDINGS B.V.
                                    and
                               ACROW LIMITED

      -----------------------------------------------------------------
                     Agreement relating to the sale
                       and purchase of shares in
                    CHINA MACHINE (HOLDINGS) LIMITED
      -----------------------------------------------------------------







RICHARDS BUTLER
20th Floor
Alexandra House
16-20 Chater Road
Hong Kong

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                            TABLE OF CONTENTS
                           --------------------
CLAUSE NO.  CONTENT                                        PAGE NO.
-------------------                                        --------
	1.	        INTERPRETATION                                       1
	2.        	SALE AND PURCHASE OF THE SALE SHARES                 2
	3.        	CONDITION AND COMPLETION                             2
	4.	        WARRANTIES                                           3
	5.	        ASSIGNMENT                                           3
	6.        	FURTHER ASSURANCE                                    3
	7.	        ENTIRE AGREEMENT                                     4
	8.        	COSTS AND EXPENSES                                   4
	9.	        NOTICES	                                             4
	10.	       TIME OF THE ESSENCE                                  5
	11.	       GOVERNING LAW AND JURISDICTION                       5

	SCHEDULE	                                                       6

THIS AGREEMENT dated 11th September, 1996 is made

BETWEEN:-

(1)	BTR CHINA HOLDINGS B.V., a company incorporated in the
Netherlands, the registered office of which is at Weena 750, Rotterdam (the "Vendor"); and

(2)	ACROW LIMITED, a company incorporated in Hong Kong, the
registered office of which is at P.O. Box 957, Offshore
Incorporations Centre, Road Town, Tortola, British Virgin
Islands (the "Purchaser")



-WHEREAS the Vendor wishes to sell or procure the sale of and the Purchaser wishes to acquire the Sale Shares on the terms set out below.



IT IS HEREBY AGREED as follows:-

1.  INTERPRETATION
    --------------

(A)	In this Agreement and the recital hereto, unless the
context otherwise requires:-

"China Machine" means China Machine (Holdings) Limited, a company incorporated in the Hong Kong, particulars of which are set out in the Schedule hereto;

"Completion" means the performance by the parties of their respective obligations in accordance with the provisions of Clause 3;

"HK$" means Hong Kong dollars;

"JV Agreement" means an agreement in the form annexed hereto;

"Regal Agreement" means the agreement of even date between Regal International Inc., China Strategic Holdings Limited and the Vendor for the sale and purchase of the entire issued share capital of Acewin Profits Limited;

"Sale Shares" means 73 shares of HK$1.00 in the share capital of China Machine; and

"US$" means United States dollars.

(B)	References herein to "Clauses" are to the clauses of this Agreement.

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(C)	In this Agreement words importing the singular include
the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(D)	In this Agreement references to "writing", or any
cognate expression, include a reference to any communication effected by telex, facsimile transmission or similar means.

(E)	The headings and table of contents in this Agreement
are for convenience only and shall not affect its interpretation.


2.  SALE AND PURCHASE OF THE SALE SHARES
    ------------------------------------

(A)	Subject to the condition set out in Clause 3, the
Vendor shall sell or procure the sale of and the Purchaser shall purchase the Sale Shares free from all rights of preemption (other than those contained in China Machine's Articles of Association or in the JV Agreement), options, liens, claims, equities, charges, encumbrances and third-party rights of any nature and together with all rights now attaching or hereafter becoming attached or accruing thereto.

(B)	The consideration for the sale and purchase of the Sale
Shares shall be US$1,265,000 to be satisfied by way of a bank draft at Completion.


3.  CONDITION AND COMPLETION
    ------------------------

(A)	The Vendor undertakes to the Purchaser that it will
comply with its obligations under the Regal Agreement.
Completion of this Agreement shall be subject only to the condition that the Regal Agreement is completed simultaneously.

(B)	Subject to that condition, completion of this Agreement
shall take place at 20th Floor, Alexandra House, 16-20
Chater Road, Central, Hong Kong on the date and at the time for completion of the Regal Agreement (which shall be notified by the Vendor to the Purchaser) when all (but not part only) of the following business shall be transacted:-

(i)	the Vendor shall:-

(a)	deliver to the Purchaser:-

(i)	instruments of transfer in respect of
the Sale Shares and sold notes duly executed in favour of the Purchaser or its nominee;

(ii)	the share certificate for the Sale Shares;



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(iii)	such other documents as may be
required to give the Purchaser good title to the Sale Shares and to enable the Purchaser or its nominee to become the registered holder of the Sale Shares.

(b)	procure that a board meeting of China Machine
be held at which the transfer referred to in sub-
Clause (i)(a)(i) shall be accepted and approved for registration subject only to execution by the Purchaser or its nominee and stamping; and

(c)	execute and do and deliver to the Purchaser
all such other documents, acts and things as the Purchaser may reasonably require in order to implement the transactions contemplated by this Agreement;

(ii)	the Purchaser shall present the instrument of
transfer together with the share certificate in respect of the Sale Shares to China Machine for registration of the transfer;

(iii)	the Purchaser shall deliver to the Vendor a
bankers draft in favour of the Vendor or as it may direct in the amount of US$1,265,000; and

(iv)	the parties shall execute the JV Agreement.


4.  WARRANTIES
    ----------

The Vendor hereby represents and warrants to the Purchaser that at Completion the Sale Shares will be free from all rights of pre-emption (other than those contained in China Machine's
Articles of Association or in the JV Agreement), options, liens, claims, equities, charges, encumbrances and third-party rights of any nature.


5.  ASSIGNMENT
    ----------

This Agreement shall be binding on and enure for the benefit of the successors of each of the parties but shall not be capable of being assigned by either party without the written consent of the other party.


6.  FURTHER ASSURANCE
    -----------------

Each party hereby undertakes to the other that it will do all such acts and things and execute all such deeds and documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Agreement and the transactions hereby contemplated.





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7.  ENTIRE AGREEMENT
    ----------------

This Agreement constitutes the whole agreement between the parties relating to the transactions hereby contemplated and no future variation shall be effective unless made in writing and signed by all of the parties.


8.  COSTS AND EXPENSES
    ------------------

Each party shall bear its own costs in relation to the preparation, execution and carrying into effect of this Agreement but all stamp duty on the transfer of Sale Shares shall be for the account of the Purchaser.


9.  NOTICES
    -------

(A)	Any notice or other document to be given under this
Agreement shall be in writing and shall be left by hand at or sent by registered or recorded post to the address of the party to be served as stated below or to such other address as may have been last notified by such party to the other party hereto:-

To the Vendor:-

BTR Antivibration Systems Group
Villers House
Clarendon Court
Leamington Spa
Warwickshire CV32 SPR
United Kingdom

Attn: Mr. Paul Maurice

To the Purchaser:-

c/o 52nd Floor
Bank of China Tower
1 Garden Road, Central
Hong Kong

Attn:	Mr. Mico Chung

(B)	Any such notice or other document shall be deemed to
have been duly given upon receipt if left by hand and in the case of notice sent by post, it shall be deemed to have been given on the second day after posting.





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10.  TIME OF THE ESSENCE
     -------------------

Time shall be of the essence of this Agreement.

11.  GOVERNING LAW AND JURISDICTION
     ------------------------------

(A)	This Agreement is governed by and shall be construed in
accordance with the laws	of Hong Kong.

(B)	Each party hereby submits to the non-exclusive
Jurisdiction of the Hong Kong courts and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

(C)	The Vendor hereby irrevocably, authorises and
appoints Johnson Stokes & Master of 16-19/F, Prince's
Building, 10 Chater Road, Central, Hong Kong (or such other person or persons, being resident in Hong Kong, which the Vendor may hereafter by notice to the Purchaser from time to time substitute) to accept on its behalf service in Hong Kong of all legal process arising out of or connected with this Agreement and service of such process on the person or persons for the time being authorised under this Clause to accept it on behalf of the Vendor as the case may be shall be deemed to be service of that process on the Vendor.

(D)	The Purchaser hereby irrevocably authorises and
appoints Mico Chung at 52nd Floor, Bank of China
Tower, 1 Garden Road, Central, Hong Kong (or such other person or persons, being resident in Hong Kong, as the Purchaser may hereafter by notice to the Vendor from time to time substitute) to accept on its behalf service in Hong Kong of all legal process arising out of or connected with this Agreement and service of such process on the person or persons for the time being authorised under this Clause to accept it on behalf of the Purchaser shall be deemed to be service of that process on the Purchaser.

(E)	If any agent for the service of process referred to in
this clause (or any replacement agent) at any time ceases for any reason to act as such, a replacement agent to accept service having an address for service in Hong Kong shall be appointed by the relevant party and such party shall give notice in writing to the other party of the name and address of the replacement agent; failing such appointment and notification, the Purchaser shall be entitled to appoint such a replacement agent so to act.


IN WITNESS whereof this Agreement has been entered into the day and year first before written.




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                             SCHEDULE
                             --------

Company Name              :   China Machine (Holdings) Limited

Place of incorporation    :   Hong Kong

Date of Incorporation     :   16th January, 1992

& Certificate Number      :   340556

Business Registration No. :   15254284

Registered office         :   52nd Floor, Bank of China Tower, 1 Garden
                              Road, Hong Kong

Principal Activities      :   Investment Holding

Directors/                :   Oei Hong Leong
(Alternate Directors)         Mike Newton
                              Paul Maurice
                              San'O Kwan

Secretary                 :   to be nominated by the Vendor

Share Capital             :   Authorised HK$10,000 (10,000 Ordinary shares
                              of HK$1 each)

                              Issued HK$1,000 (1,000 Ordinary shares of
                              HK$1 each)

Shareholders              :   Acewin Profits Limited (999)

                              Treasure Way Services Limited (1)
                              (in trust for Acewin Profits Limited)

Accounting Year End       :   31 December

Auditors                  :   to be nominated by the Vendor

1st Directors' Meeting    :   27th February, 1992

SIGNED BY

on behalf of
BTR, CHINA HOLDINGS B.V.
in presence of:-








SIGNED BY

on bebalf of
ACROW LIMITED
in the presence of:-